Exhibit 10.67

REINSTATEMENT AND FIRST AMENDMENT TO
PURCHASE AND SALE CONTRACT

THIS REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this “First Amendment”) is made and entered into this 17th day of April, 2007 (the “Amendment Date”), by and between VMS NATIONAL PROPERTIES JOINT VENTURE, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and MC REALTY ADVISERS, LLC, an Arizona limited liability company, having a principal address at 8553 E. San Alberto Drive, Scottsdale, Arizona 85258 ("Purchaser").

RECITALS:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract dated March 15, 2007 (the “Contract”), for certain real property situated in the County of Coconino, State of Arizona, known as Forest Ridge Apartments, and more specifically described in the Contract; and

WHEREAS, pursuant to Section 3.2, the Contract was terminated by failure of Purchaser to give written notice of approval on or before April 16, 2007; and

WHEREAS, Seller and Purchaser desire to reinstate and ratify the Contract and to amend the Contract on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants set forth in the Contract  and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree to amend the Contract as follows:

AGREEMENT:

1.

Reinstatement.  The Contract is hereby reinstated, as amended herein, ratified and affirmed and is effective as of the Amendment Date as if the termination pursuant to Section 3.2 had not occurred.

2.

Non-Refundable Additional Deposit Component.  In consideration of Seller's execution of this First Amendment, within one Business Day after the Amendment Date, Purchaser shall deliver to the Escrow Agent by wire transfer of Good Funds $50,000.00 of the Additional Deposit (the "Non-Refundable Additional Deposit Component"), which shall, immediately upon delivery, be non-refundable under all circumstances other than for Seller's default under the Contract.  Furthermore, any reference in the Contract to return of the "Deposit" or the "Additional Deposit" to the Purchaser shall not include the Non-Refundable Additional Deposit Component, unless the Deposit is being returned to Purchaser as a result of a default by Seller.

3.

Feasibility Period.  The Feasibility Period set forth in Section 3.1 of the Contract shall be extended to April 30, 2007.

4.

Closing Date.  The first sentence of Section 5.1 of the Contract is hereby deleted in its entirety and the following substituted therefor:

"The Closing shall occur on May 30, 2007 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means."

5.

General Provisions.  The following provisions shall apply with respect to this First Amendment:

5.1

Except as modified herein, the Contract is in full force and effect and is hereby ratified by Buyer and Seller.

5.2

Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

5.3

In the event of any conflict between the Contract and this First Amendment, the terms and conditions of this First Amendment shall control.

5.4

This First Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

[signature page follows]

NOW, THEREFORE, the parties hereto have executed this First Amendment as of the Amendment Date.

SELLER:

VMS NATIONAL PROPERTIES JOINT VENTURE,

By:

VMS NATIONAL RESIDENTIAL PORTFOLIO I

By: MAERIL, INC.,

       its Managing General Partner

By: /s/Brian J. Bornhorst

Name:

Brian Bornhorst

Title: Vice President

And By: VMS NATIONAL RESIDENTIAL PORTFOLIO II

By:

By: MAERIL, INC.,

       its Managing General Partner

By: /s/Brian J. Bornhorst

Name:

Brian Bornhorst

Title: Vice President

PURCHASER:

MC REALTY ADVISERS, LLC, an Arizona

limited liability company

By:

RAPA INVESTMENT SERVICES

LIMITED PARTNERSHIP, LLLP, an

Arizona limited liability limited partnership,

Authorized Member

By

JAYFAY MANAGEMENT

SERVICES, INC., an Arizona

corporation, General Partner

By:

/s/Ross A. McCallister

Ross A. McCallister

President